UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

As summarized in greater detail in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 16, 2008 (the “September 16 Form 8-K”), certain subsidiaries of WellCare Health Plans, Inc. (the “Company”) failed to file annual audited financial statements for the year ended December 31, 2007 (collectively, such audited financial statements are referred to as the “2007 Annual Audited Statements”) with applicable state regulatory authorities on or before specified filing deadlines.  However, on September 19, 2008, WellCare Health Insurance of Arizona, Inc. and WellCare Health Insurance of New York, Inc. filed their 2007 Annual Audited Statements with the applicable state regulatory authorities:

To update the information in the September 16 Form 8-K, as of the date hereof, the following subsidiaries have not yet filed their 2007 Annual Audited Statements:

•	WellCare of Connecticut, Inc.
•	WellCare of Florida, Inc.
•	WellCare of Louisiana, Inc.
•	WellCare of Georgia, Inc.
•	WellCare of New York, Inc.
•	Harmony Health Plan of Illinois, Inc.
•	HealthEase of Florida, Inc.

As explained in the September 16 Form 8-K, the Company has a current filing extension with respect to only one of the above subsidiaries, WellCare of Connecticut, Inc.  The Company is continuing to communicate with the state regulatory authorities regarding these filings.  Failure to file timely the 2007 Annual Audited Statements can result in the imposition of sanctions and penalties, some of which could have a material adverse effect on the Company.

The 2007 Annual Audited Statements filed for each of the entities listed above have been, or will be, prepared in accordance with the requirements of each respective state’s laws and regulations and have not been, or will not be, prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  Additionally, the 2007 Annual Audited Statements filed for each of the entities listed above should not be considered, individually or in the aggregate, as representative or indicative of the Company’s results of operations or financial condition on a consolidated GAAP basis.

Copies of the 2007 Annual Audited Statements for each of the subsidiaries that filed such statements on September 19, 2008 can be accessed at the Company’s website at www.wellcare.com/investor relations/financial reports/statutory filings.  (http://ir.wellcare.com/phoenix.zhtml?c=176521&p=irol-statfiling)

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K and the 2007 Annual Audited Statements referenced herein may include statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements reflect the Company’s assessment of future events and financial performance as of the date hereof and are subject to risks.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the Company’s expectations, including, but not limited to, the possibility that specified financial data contained in the 2007 Annual Audited Statements may be adjusted based on the outcome of the previously disclosed investigations of the Company by certain federal and state agencies, regulatory bodies and organizations, as well as other governmental and private party proceedings.  All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this paragraph.  Additional information concerning these and other important risks and uncertainties are detailed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.  Readers are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties.  The Company assumes no obligation to update any such forward-looking statements and expressly disclaims any duty to update the information referred to in this filing except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer